UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                 November 16, 2006
                                 ---------------
                Date of report (Date of earliest event reported)


                                   ADVO, Inc.
                                   -----------
             (Exact name of registrant as specified in its charter)

             Delaware                        1-11720               06-0885252
 ---------------------------------  ------------------------ -------------------
   (State or other jurisdiction     (Commission file number)    (IRS Employer
      of incorporation)                                      Identification No.)

                One Targeting Centre, Windsor, Connecticut 06095
                ------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:          (860) 285-6100
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
              ---------------------------------------------

     On November 16, 2006, the Company reported its preliminary earnings for the fourth quarter and year ended September 30, 2006. The Company's final results are subject to the completion of year-end audit procedures, and final results will be reported in conjunction with the filing of the Company's Form 10-K, expected to be filed in early December. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report.

     In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, except as shall be expressly set forth by specific reference in such a filing.



ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS
                    ---------------------------------

              (d)   Exhibits.


Exhibit       Description
-------       -----------
No.
---
99.1          Press release of the Company dated November 16, 2006. *


* Furnished and not filed herewith, solely pursuant to Item 2.02.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.






                                         ADVO, Inc.
      Date: November 16, 2006
            --------------               By  /s/ JOHN D. SPERIDAKOS
                                         -------------------------
                                                 John D. Speridakos
                                                 Vice President & Controller

EXHIBIT INDEX
-------------

Exhibit No.                    Description
-----------                    -----------
   99.1        Press release dated November 16, 2006, issued by the Company. *


* Furnished and not filed herewith, solely pursuant to Item 2.02.